                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                November 5, 2004

                              HOME PROPERTIES, INC.
             (Exact name of Registrant as specified in its Charter)

MARYLAND                              1-13136 No.                    16-1455126
(State or other jurisdiction   (Commission File Number)           (IRS Employer
of incorporation)                                        Identification Number)

                  850 Clinton Square, Rochester, New York 14604
                             www.homeproperties.com
           (Address of principal executive offices and internet site)

                                 (585) 546-4900
              (Registrant's telephone number, including area code)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[    ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[    ]  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
     Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE

     This   Amendment   amends  the   current   report  on  Form  8-K  filed  by
Home Properties,   Inc.  on  November  5,  2004,   to  furnish  (not  file)  the
supplemental  information to the Press Release of November 4, 2004,  relating to third quarter 2004 results.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     c.   Exhibit

               Exhibit  99.1  Supplemental   information  to  Press  Release  of
                    November 4, 2004, relating to third quarter 2004 results.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

Dated:  November 9, 2004         HOME PROPERTIES, INC.
                                          (Registrant)

                                 By:  /s/ David P. Gardner
                                      ------------------------------------------
                                      David P. Gardner, Executive Vice President
                                      and Chief Financial Officer